INDEXIQ ETF TRUST
IQ Enhanced Core Bond U.S. ETF
(the “Fund”)
Supplement dated December 13, 2019 (“Supplement”)
to the Fund’s Prospectus and Statement of Additional Information,
each dated August 29, 2019, as supplemented
Notice of Liquidation of the IQ Enhanced Core Bond U.S. ETF
The Board of Trustees of IndexIQ ETF Trust (the “Trust”) has approved the liquidation and dissolution of the Fund on or about February 11, 2020 (the “Liquidation Date”). In connection with the liquidation and dissolution of the Fund, the Fund may depart from its stated investment objective, deviate from its underlying index and may not perform as expected as it winds up its operations and liquidates its portfolio.
Tuesday, February 4, 2020 is expected to be the last day shares of the Fund are listed on the NYSE Arca and the last day that the shares are traded in the secondary market at market prices. Shareholders may sell their holdings prior to the market close on February 4, 2020, and may incur customary transaction fees from their broker-dealer. After market close on Tuesday, February 4, 2020, shareholders will not be able to sell shares in the secondary market at market prices. Shareholders should be aware that after February 4, 2020, the Fund will no longer engage in any business activities except for the purposes of selling and converting into cash all of the assets of the Fund. After the close of business on February 4, 2020, the Fund will no longer accept creation or redemption orders from Authorized Participants (as defined in the Prospectus and Statement of Additional Information).
Shareholders of record remaining on the Liquidation Date will receive cash equal to the net asset value of their shares as of that date after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities (“Liquidating Distribution”). Such Liquidating Distribution received by a shareholder of record may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on the NYSE Arca prior to market close on Tuesday, February 4, 2020. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. Once the distributions are complete, the Fund will terminate. The Advisor will bear all administrative expenses associated with the liquidation of the Fund and the distribution of cash proceeds to investors in the Fund.

Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. In addition, shareholders who hold shares of the Fund may receive a final distribution of net income and capital gains earned by the Fund and not previously distributed prior to liquidation. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.
If you would like additional information, including information about other IndexIQ ETFs, please call (888) 474-7725 or visit nylinvestments.com/etfs.
Investors Should Retain This Supplement for Future Reference
ME16i-12/19